CSFB 05-10

Group 14

Pay rules

1.

Pay according to the Aggregate PAC A schedule as follows:

a.

Pay according to the Aggregate PAC B schedule as follows:

i.

Concurrently:

1.

50% sequentially to the 14P2, 14P3 and 14P4 until retired

2.

50% to the 14P1 until retired

b.

Pay pro-rata to the 14P5-14P9 until retired

c.

Pay sequentially to the 14G1 and 14G2 until retired

d.

Pay disregarding the Aggregate PAC B schedule as follows:

i.

Concurrently:

1.

50% sequentially to the 14P2, 14P3 and 14P4 until retired

2.

50% to the 14P1 until retired

2.

Concurrently:

a.

4.3478262088% to the 14PO until retired

b.

95.6521737912% allocated as follows:

i.

50% to the 14C1 until retired

ii.

50% sequentially to the 6A3 and 6A4 until retired

3.

Pay disregarding the Aggregate PAC A schedule as follows:

a.

Pay according to the Aggregate PAC B schedule as follows:

i.

Concurrently:

1.

50% sequentially to the 14P2, 14P3 and 14P4 until retired

2.

50% to the 14P1 until retired

b.

Pay pro-rata to the 14P5-14P9 until retired

c.

Pay sequentially to the 14G1 and 14G2 until retired

d.

Pay disregarding the Aggregate PAC B schedule as follows:

i.

Concurrently:

1.

50% sequentially to the 14P2, 14P3 and 14P4 until retired

2.

50% to the 14P1 until retired

Notes

Pxing Speed = 300 PSA

Settlement = 10/31/05